UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST
(Exact name of registrant as specified in charter)

425 South Financial Place
Chicago, Illinois 60605-1028
(Address of principal executive offices) (Zip code)

Douglas M. Jackman
Thomas White International, Ltd.
425 South Financial Place
Chicago, Illinois 60605-1028
(Name and address of agent for service)

(312) 663-8300
Registrant's telephone number, including area code

Date of fiscal year end: 10/31

Date of reporting period:  11/1/2021 – 10/31/2022

Item 1. Reports to Stockholders.

(a)

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

This report is for the information of shareholders of the Thomas White Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets. Investing in small and mid-cap companies can involve more risk than investing in larger companies.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding of the Fund.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

It is not possible to invest directly in an index.

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to a Fund. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

While there are no sales charges, management fees and other expenses still apply. Please refer to the prospectus for further details.

THOMAS WHITE INTERNATIONAL FUND

	(Unaudited) Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Gross Operating Expenses[1]	Net Operating Expenses[1]
Investor Class	None	None	Up to 0.25%	None	1.63%	1.24%
Class I	None	None	None	None	1.44%	0.99%

1 Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class and Class I shares exceed (as a percentage of average daily net assets) 1.24% and 0.99%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2023. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees. The net expense ratio is applicable to investors.

2 Prospectus Gross Annual Operating Expense is based on the most recent prospectus and may differ from other expense ratios appearing in this report.

	Net Asset Value per Share (NAV)	Net Assets	Redemption Fee*	Portfolio Turnover
Investor Class	$11.56	$12.4 million	2.00%
Class I	$11.58	$44.7 million	2.00%	51%

* On shares purchased and held for less than 60 days (as a percentage of amount redeemed, if applicable).

THOMAS WHITE INTERNATIONAL FUND

Total Returns as of October 31, 2022 (Unaudited)
Class	Sales Charge	1 Yr	Annualized
			5 Yrs	10 Yrs
Investor Class shares (TWWDX)	None	-29.82%	-2.84%	0.91%
Class I shares (TWWIX)	None	-29.66%	-2.58%	1.15%
MSCI All Country World ex US Index[1]	N/A	-24.73%	-0.60%	3.27%

1 The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns of each share class reflect differences in expenses applicable to each class which are primarily differences in service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

OCTOBER 31, 2022

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI All Country World ex US Index, for the past 10 years through October 31, 2022. It assumes reinvestment of dividends and capital gains but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten-year return was 9.44% for the Fund’s Investor Class shares and 37.96% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 1994 was 5.27%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses.

International Fund

Performance and Portfolio Review

The Thomas White International Fund Class I shares returned -29.66% for the one-year period ended October 31, 2022, compared to -24.73% for the benchmark MSCI All Country World ex US Index.

The past twelve months have been among the most challenging equity markets in the past twenty years. The onset of the Russia/Ukraine war had a wide-ranging impact that disrupted global energy and equity markets. The Russian equity market collapsed in days while the US Dollar rose to levels not seen in two decades as investor fled to safety. Each of the 23 MSCI developed countries posted a negative return over the past twelve months. China’s stock market was among the weakest emerging market as its companies struggled due to the country’s strict Covid-19 policy, which weakened its economy dramatically. Rising geopolitical tensions between the US and China over Taiwan also contributed to China’s equity market being amongst the worst performers during the past twelve months.

The negative returns of international equities were also due to persistently high global inflationary risks, which forced most major central banks to accelerate monetary tightening. These actions led to heightened investor fears about a deeper global recession and a sharper decline in corporate earnings. Energy and commodity prices cooled off from their spring-time highs and provided relief to industrial and household consumers toward the end of the review period.

From a sector perspective, the Fund had positive stock selection in materials and communication services sectors. Glencore (Switzerland) and Vale (Brazil) benefitted from higher commodity prices in the first half of the fiscal year while Deutsche Telekom (Germany) and American Movil (Mexico) outperformed as they continued to achieve consistent cashflow and solid earnings growth despite single digit top line revenue growth. From an index perspective, only the energy sector posted a positive return over the past twelve months.

From a regional and country allocation, the Fund was hurt by weak stock selection in both developed and emerging market regions. Japan was the weakest developed market while Taiwan and Brazil detracted in emerging markets. Switzerland was a bright spot, led by mining firm Glencore, while Greek shipping company Star Bulk Carriers was among the top contributors in emerging markets.

We thank you for investing in the Thomas White International Fund.

Portfolio Country and Industry Allocation as of October 31, 2022

Country Allocation	% of TNA	Industry Allocation	% of TNA
Australia	1.1%	Automobiles & Components	7.0%
Brazil	5.7%	Banks	16.4%
Canada	6.6%	Capital Goods	12.2%
China	6.8%	Commercial & Professional Services	0.1%
France	7.6%	Consumer Durables & Apparel	3.6%
Germany	9.2%	Diversified Financials	2.0%
Greece	1.9%	Energy	4.9%
Hong Kong	0.9%	Food, Beverage & Tobacco	7.2%
India	4.1%	Health Care Equipment & Services	1.3%
Ireland	2.7%	Insurance	1.2%
Italy	2.5%	Materials	13.1%
Japan	15.6%	Media & Entertainment	1.6%
Mexico	0.2%	Pharmaceuticals, Biotechnology & Life Sciences	8.1%
Netherlands	7.1%	Retailing	3.6%
Singapore	1.4%	Semiconductors & Semiconductor Equipment	5.4%
South Korea	3.9%	Software & Services	0.1%
Spain	1.7%	Technology Hardware & Equipment	1.2%
Sweden	0.2%	Telecommunication Services	4.8%
Switzerland	6.7%	Transportation	2.0%
Taiwan	2.1%	Utilities	3.7%
United Kingdom	11.4%	Cash & Other	0.6%
Cash & Other	0.6%	Total	100.0%
Total	100.0%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

Thomas White International Fund

Investment Portfolio	October 31, 2022

Country	Issue	Industry	Shares	Value (US$)
COMMON STOCKS (97.2%)
AUSTRALIA (1.1%)
	CSL Limited +	Pharmaceuticals, Biotechnology & Life Sciences	3,450	$618,279

BRAZIL (4.5%)
	JBS SA	Food, Beverage & Tobacco	283,300	1,369,471
	Vale SA	Materials	91,400	1,185,873
				2,555,344

CANADA (6.6%)
	Brookfield Asset Management, Inc. - Class A	Diversified Financials	13,400	530,649
	Canadian Imperial Bank of Commerce USR #	Banks	13,800	626,658
	Royal Bank of Canada	Banks	7,200	666,173
	Suncor Energy, Inc. USR	Energy	25,800	887,262
	West Fraser Timber Co. Ltd.	Materials	14,100	1,058,677
				3,769,419

CHINA (6.8%)
		Retailing
	Alibaba Group Holding Ltd. - ADR *		10,700	680,306
	Baidu, Inc. - Class A *+	Media & Entertainment	34,000	326,240
	BYD Co. Ltd. - H +	Automobiles & Components	22,000	492,828
	China Merchants Port Holdings Co. Ltd. +	Transportation	32,000	37,403
	JD.com, Inc. - ADR	Retailing	8,200	305,778
	JD.com, Inc. - Class A +	Retailing	776	14,490
	Meituan - ADR *	Retailing	10,400	333,736
	Pinduoduo, Inc. - ADR *	Retailing	12,700	696,341
	Tencent Holdings Ltd. +	Media & Entertainment	23,300	611,387
	Wuxi Biologics Cayman, Inc. *+	Pharmaceuticals, Biotechnology & Life Sciences	85,000	384,540
				3,883,049

FRANCE (7.6%)
	Compagnie de Saint-Gobain SA +	Capital Goods	20,400	833,414
	Credit Agricole SA +	Banks	54,500	494,120
	LVMH Moet Hennessy Louis Vuitton SE +	Consumer Durables & Apparel	2,000	1,261,752
	Sanofi SA - ADR	Pharmaceuticals, Biotechnology & Life Sciences	14,400	622,512
	Veolia Environnement SA +	Utilities	49,500	1,103,673
				4,315,471

GERMANY (8.2%)
	Deutsche Telekom AG +	Telecommunication Services	100,100	1,896,051
	Mercedes-Benz Group AG +	Automobiles & Components	21,200	1,227,719
	Siemens AG +	Capital Goods	10,000	1,093,185
	Volkswagen AG +	Automobiles & Components	2,700	461,611
				4,678,566

GREECE (1.9%)
	Star Bulk Carriers Corp. #	Transportation	62,400	1,087,008

HONG KONG (0.9%)
	Techtronic Industries Co. Ltd. +	Capital Goods	55,000	518,817

INDIA (4.1%)
	HDFC Bank Ltd. - ADR #	Banks	17,100	1,065,501
	ICICI Bank Ltd. - ADR	Banks	33,200	731,728
	Tata Motors Ltd. - ADR *#	Automobiles & Components	22,000	550,220
				2,347,449

IRELAND (2.7%)
	CRH PLC +	Materials	21,390	769,608
	Linde PLC	Materials	2,600	773,110
				1,542,718

ITALY (2.5%)
	Intesa Sanpaolo SpA +	Banks	534,200	1,020,026
	Poste Italiane SpA +	Insurance	6,700	58,478
	UniCredit SpA +	Banks	27,300	339,063
				1,417,567

Investment Portfolio	October 31, 2022

Country	Issue	Industry	Shares	Value (US$)
JAPAN (15.6%)
	Hitachi Ltd. +	Capital Goods	29,600	1,340,803
	Hoya Corp. - ADR	Health Care Equipment & Services	7,700	715,946
	Inpex Corp. +	Energy	86,700	885,679
	Marubeni Corp. +	Capital Goods	99,800	873,934
	MS&AD Insurance Group Holdings, Inc. +	Insurance	22,900	606,705
	Murata Manufacturing Co. Ltd. +	Technology Hardware & Equipment	14,200	696,601
	Nomura Research Institute Ltd. +	Software & Services	3,000	66,472
	Recruit Holdings Co. Ltd. +	Commercial & Professional Services	1,900	58,315
	Renesas Electronics Corp. *+	Semiconductors & Semiconductor Equipment	111,500	933,748
	Shin-Etsu Chemical Co. Ltd. +	Materials	5,500	574,310
	SMC Corp. +	Capital Goods	1,800	724,571
	Sony Group Corp. +	Consumer Durables & Apparel	11,600	785,467
	Sumitomo Mitsui Financial Group, Inc. +	Banks	23,800	667,712
				8,930,263

MEXICO (0.2%)
	America Movil SAB de CV - Class L	Telecommunication Services	135,200	127,605
	Sitios Latinoamerica SAB de CV *#	Telecommunication Services	6,760	2,003
				129,608

NETHERLANDS (7.1%)
	Airbus SE	Capital Goods	7,150	774,291
	ArcelorMittal SA	Materials	39,900	893,313
	ASML Holding NV +	Semiconductors & Semiconductor Equipment	2,010	947,550
	ING Groep NV +	Banks	80,000	785,783
	Stellantis NV USR	Automobiles & Components	46,400	627,328
				4,028,265

SINGAPORE (1.4%)
	DBS Group Holdings Ltd. - ADR #	Banks	8,100	787,320

SOUTH KOREA (3.9%)
	Hyundai Motor Company +	Automobiles & Components	200	23,042
	KB Financial Group, Inc. +	Banks	30,130	1,013,561
	Korea Zinc Co. Ltd. +	Materials	180	80,703
	LG Chem Ltd. +	Materials	125	54,774
	POSCO Holdings, Inc. +	Materials	1,825	318,477
	SK Telecom Co. Ltd. +	Telecommunication Services	20,538	721,627
				2,212,184

SPAIN (1.7%)
	Iberdrola SA - ADR	Utilities	24,400	990,152

SWEDEN (0.2%)
	Volvo AB - Class B +	Capital Goods	8,100	132,445

SWITZERLAND (6.7%)
	Lonza Group AG +	Pharmaceuticals, Biotechnology & Life Sciences	1,050	539,793
	Nestle SA +	Food, Beverage & Tobacco	13,800	1,502,011
	Roche Holding AG +	Pharmaceuticals, Biotechnology & Life Sciences	3,500	1,163,229
	UBS Group AG +	Diversified Financials	39,000	617,488
				3,822,521

TAIWAN (2.1%)
	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	Semiconductors & Semiconductor Equipment	19,800	1,218,690

UNITED KINGDOM (11.4%)
	Anglo American PLC	Materials	21,800	652,132
	Ashtead Group PLC +	Capital Goods	12,900	671,328
	AstraZeneca PLC +	Pharmaceuticals, Biotechnology & Life Sciences	10,850	1,272,930
	Barclays PLC +	Banks	334,300	569,167
	Diageo PLC +	Food, Beverage & Tobacco	29,900	1,232,662
	Glencore PLC +	Materials	188,100	1,075,091
	Shell PLC - ADR	Energy	18,100	1,006,903
				6,480,213

Total Common Stocks		(Cost $60,205,036)		55,465,348

Investment Portfolio	October 31, 2022

Country		Issue	Industry	Shares	Value (US$)
PREFERRED STOCKS (2.2%)
BRAZIL (1.2%)
		Banco Bradesco SA - ADR (Perpetual, 4.13%) ^	Banks	157,600	597,304
		Gerdau SA - ADR (Perpeptual, 16.22%) ^#	Materials	12,975	64,615
					661,919

GERMANY (1.0%)
		Volkswagen AG (Perpeptual, 5.47%) + ^	Automobiles & Components	4,700	600,754

Total Preferred Stocks			(Cost $1,549,945)		1,262,673

HELD AS COLLATERAL FOR SECURITIES LENDING (2.5%)
SHORT TERM INVESTMENT (2.5%)
MONEY MARKET FUND (2.5%)
		Northern Institutional Liquid Assets Portfolio, 3.08% (a)		1,404,166	1,404,166

Total Held as Collateral for Securities Lending			(Cost $1,404,166)		1,404,166

Total Investments	101.9%		(Cost $63,159,147)		$58,132,187
Other Liabilities, Less	-1.9				(1,060,019)
Total Net Assets:	100.0%				$57,072,168

Percentages are stated as a percent of net assets.

*	Non-Income Producing Securities
#	All or a portion of securities on loan at October 31, 2022. The market value of the securities loaned was $3,471,582. The loaned securities were secured with cash collateral of $1,404,166 and noncash collateral with a value of $2,145,915. The non-cash collateral received consists of short term investments and long term bonds, and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day's prices. - See Note 1(I) to Financial Statements
A	Maturity Date and Preferred Dividend Rate of Preferred Stock
+	Fair Valued Security
(a)	7-Day Yield
PLC	- Public Limited Company
ADR	- American Depositary Receipt

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification

Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these financial statements.

The following table summarizes the inputs used, as of October 31, 2022, in valuating the International Fund's assets:

	Level 1	Level 2	Level 3	Total
Common Stocks

Australia	$—	$618,279	$—	$618,279
Brazil	$2,555,344	$—	$—	$2,555,344
Canada	$3,769,419	$—	$—	$3,769,419
China	$2,016,161	$1,866,888	$—	$3,883,049
France	$622,512	$3,692,959	$—	$4,315,471
Germany	$—	$4,678,566	$—	$4,678,566
Greece	$1,087,008	$—	$—	$1,087,008
Hong Kong	$—	$518,817	$—	$518,817
India	$2,347,449	$—	$—	$2,347,449
Ireland	$773,110	$769,608	$—	$1,542,718
Italy	$—	$1,417,567	$—	$1,417,567
Japan	$715,946	$8,214,317	$—	$8,930,263
Mexico	$129,608	$—	$—	$129,608
Netherlands	$2,294,932	$1,733,333	$—	$4,028,265
Singapore	$787,320	$—	$—	$787,320
South Korea	$—	$2,212,184	$—	$2,212,184
Spain	$990,152	$—	$—	$990,152
Sweden	$—	$132,445	$—	$132,445
Switzerland	$—	$3,822,521	$—	$3,822,521
Taiwan	$1,218,690	$—	$—	$1,218,690
United Kingdom	$1,659,035	$4,821,178	$—	$6,480,213
Total Common Stocks	$20,966,686	$34,498,662	$—	$55,465,348

Preferred Stocks

Brazil	661,919	—	—	661,919
Germany	—	600,754	—	600,754
Total Preferred Stocks	661,919	600,754	—	1,262,673

Short Term Investments	$1,404,166	$—	$—	$1,404,166
Total Investments	$23,032,771	$35,099,416	$—	$58,132,187

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. There were no transfers into or out of Level 3 during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

	(Unaudited) Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Gross Operating Expenses[1]	Net Operating Expenses[1]
Investor Class	None	None	Up to 0.25%	None	1.62%	1.34%

1  Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. The fee deferral/expense reimbursement agreement expires February 28, 2023. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees. The net expense ratio is applicable to investors.

2   Prospectus Gross Annual Operating Expense is based on the most recent prospectus and may differ from other expense ratios appearing in this report.

	Net Asset Value per Share (NAV)	Net Assets	Redemption Fee*	Portfolio Turnover
Investor Class	$16.01	$20.8 million	2.00%	12%

* On shares purchased and held for less than 60 days (as a percentage of amount redeemed, if applicable).

OCTOBER 31, 2022

Total Returns as of October 31, 2022 (Unaudited)
Class	1 Yr	Annualized
		5 Yrs	10 Yrs
Investor Class shares (TWAOX)	-9.69%	7.87%	10.54%
Russell Midcap Total Return Index[1]	-17.17%	7.95%	11.36%
Russell Midcap Value Total Return Index[1]	-10.18%	6.49%	10.42%

1 The Russell Midcap Total Return Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Value Total Return Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $ 10,000 investment made in the Fund’s Investor Class shares, its primary benchmark, the Russell Midcap Total Return Index, and its secondary benchmark, the Russell Midcap Value Total Return Index, for the past 10 years through October 31, 2022. It assumes reinvestment of dividends and capital gains but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten-year return was 172.33% for the Fund’s Investor Class shares, 193.18% for the primary benchmark, and 169.43% for the secondary benchmark. The Fund’s Investor Class shares average annual total return since inception on March 4, 1999 was 8.09%. The Fund’s primary benchmark, the Russell Midcap Total Return Index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Fund’s secondary benchmark, the Russell Midcap Value Index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

American Opportunities Fund

Performance and Portfolio Review

The Thomas White American Opportunities Fund Investor Class shares returned -9.69% during the one-year period ended October 31, 2022, while the Fund’s primary benchmark, the Russell Midcap Index, returned -17.17% and the secondary benchmark, the Russell Midcap Value Index, returned -10.18% during the same period.

The Fund’s performance over the past twelve months was led by three major energy holdings Diamondback Energy, Pioneer Natural Resources and Marathon Petroleum. These companies posted strong earnings and cashflows after crude oil and natural gas prices remained at high levels following the beginning of the Russia/Ukraine war in February 2022. The energy sector was the one bright spot in an otherwise challenging US equity market.

Increasing prices combined with above average wages led to the return of rising inflation not seen in the US over the past three decades. As consumer inflation rose systematically throughout much of 2022, the Federal Reserve was forced to turn more hawkish and raised rates five times between March and October 2022. The Fed continued to pledge tighter fiscal policy measures to cool down prices. While corporate earnings remained been solid, fears of a deeper recession that could weaken consumer spending and corporate earnings also surfaced. High prices of energy and industrial commodities persisted for most of the review period, before correcting on economic growth fears.

The Fund’s outperformance versus the primary benchmark was driven by strong stock selection in 9 of the 11 sectors led by financials, consumer staples and technology. The underweight to communication services, which was the weakest performing sector, also contributed to the Fund’s relative performance during the past twelve months. Energy, utilities and consumer staples were the only sectors within the primary index that posted positive returns over the past twelve months.

Despite the headwinds of rising inflation and the Federal Reserve’s tightening interest rate policy, the top performing companies outside of the energy sector benefited from this economic environment due to their strong pricing power, high demand for their products and solid management teams. Steel Dynamics, Corteva and Autozone each reflect these three key characteristics.

We thank you for investing in the Thomas White American Opportunities Fund.

Portfolio Industry Allocation and Market Capitalization as of October 31, 2022

Industry Allocation	% of TNA	Portfolio Market Cap Mix	% of TNA
Automobiles & Components	1.0%	Large Cap (over $46.4 billion)	17.9%
Banks	3.5%	Mid Cap ($3.6 - $46.4 billion)	79.7%
Capital Goods	10.2%	Cash & Other	2.4%
Commercial & Professional Services	3.1%
Consumer Durables & Apparel	2.2%	Total	100%
Consumer Services	4.2%
Diversified Financials	4.4%
Energy	5.5%
Food, Beverage & Tobacco	2.2%
Health Care Equipment & Services	8.4%
Household & Personal Products	1.5%
Insurance	5.9%
Materials	6.9%
Pharmaceuticals, Biotechnology & Life Sciences	3.4%
Retailing	3.9%
Semiconductors & Semiconductor Equipment	2.9%
Software & Services	8.5%
Technology Hardware & Equipment	5.3%
Transportation	1.6%
Utilities	5.6%
REITs	7.4%
Cash & Other	2.4%

Total	100%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

Thomas White American Opportunities Fund
Investment Portfolio	October 31, 2022

Industry	Issue	Shares	Value
	COMMON STOCKS (90.2%)
	AUTOMOBILES & COMPONENTS (1.0%)
	Ford Motor Co.	15,700	$209,909

BANKS (3.5%)
	Citizens Financial Group, Inc.	6,600	269,940
	Regions Financial Corporation	20,990	460,731
			730,671

CAPITAL GOODS (10.2%)
	Carlisle Companies Incorporated	1,320	315,216
	Cummins, Inc.	1,040	254,290
	Huntington Ingalls Industries, Inc.	800	205,656
	Otis Worldwide Corp.	2,170	153,289
	Parker-Hannifin Corporation	1,355	393,790
	The Middleby Corporation *	1,300	181,818
	Trane Technologies PLC ^	1,900	303,297
	W.W. Grainger, Inc.	520	303,862
			2,111,218

	COMMERCIAL & PROFESSIONAL SERVICES (3.1%)
	Republic Services, Inc.	2,290	303,700
	Verisk Analytics, Inc.	1,875	342,806
			646,506

	CONSUMER DURABLES & APPAREL (2.2%)
	Brunswick Corporation	2,985	210,950
	Lennar Corporation - Class A	3,150	254,205
			465,155

	CONSUMER SERVICES (4.2%)
	Darden Restaurants, Inc.	1,300	186,082
	Marriott International, Inc. - Class A	1,990	318,619
	Service Corporation International	3,440	208,499
	Vail Resorts, Inc.	740	162,156
			875,356

	DIVERSIFIED FINANCIALS (4.4%)
	Ameriprise Financial, Inc.	1,380	426,585
	S&P Global, Inc.	703	225,839
	State Street Corp.	3,430	253,820
			906,244

	ENERGY (5.5%)
	Diamondback Energy, Inc.	2,760	433,624
	Marathon Petroleum Corporation	2,670	303,365
	Pioneer Natural Resources Co.	1,570	402,564
			1,139,553

	FOOD, BEVERAGE & TOBACCO (2.2%)
	The Hershey Company	1,900	453,663

Investment Portfolio	October 31, 2022

Industry	Issue	Shares	Value
	HEALTH CARE EQUIPMENT & SERVICES (8.4%)
	AmerisourceBergen Corporation	2,120	333,307
	Boston Scientific Corporation *	5,180	223,310
	Centene Corporation *	2,179	185,498
	Laboratory Corporation of America Holdings	1,205	267,341
	Molina Healthcare, Inc. *	740	265,556
	STERIS PLC ^	835	144,104
	The Cooper Companies, Inc.	440	120,292
	Zimmer Biomet Holdings, Inc.	1,810	205,164
			1,744,572

	HOUSEHOLD & PERSONAL PRODUCTS (1.5%)
	Church & Dwight Co., Inc.	4,290	318,018

	INSURANCE (5.9%)
	Arch Capital Group Ltd. *^	6,870	395,025
	Assurant, Inc.	1,810	245,907
	Everest Re Group Ltd. ^	1,040	335,566
	The Hartford Financial Services Group, Inc.	3,540	256,331
			1,232,829

	MATERIALS (6.9%)
	Ball Corporation	2,940	145,207
	Corteva, Inc.	5,430	354,796
	Martin Marietta Materials, Inc.	830	278,863
	PPG Industries, Inc.	1,710	195,248
	Steel Dynamics, Inc.	4,810	452,380
			1,426,494

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (3.4%)
	Agilent Technologies, Inc.	2,970	410,899
	Charles River Laboratories International, Inc. *	1,355	287,599
			698,498

	RETAILING (3.9%)
	AutoZone, Inc. *	254	643,351
	Ross Stores, Inc.	1,720	164,587
			807,938

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
	KLA Corporation	1,210	382,905
	Lam Research Corporation	540	218,581
			601,486

	SOFTWARE & SERVICES (8.5%)
	Akamai Technologies, Inc. *	2,330	205,809
	ANSYS, Inc. *	950	210,102
	Cadence Design Systems, Inc. *	2,285	345,926
	Fidelity National Information Services, Inc.	2,500	207,475
	Fortinet, Inc. *	6,250	357,250
	Synopsys, Inc. *	1,520	444,676
			1,771,238

Investment Portfolio	October 31, 2022

Industry		Issue	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT (5.3%)
		Arista Networks Inc. *	3,120	377,083
		Keysight Technologies, Inc. *	2,740	477,171
		Motorola Solutions, Inc.	940	234,728
				1,088,982

TRANSPORTATION (1.6%)
		GXO Logistics, Inc. *	2,210	80,753
		Old Dominion Freight Line, Inc.	915	251,259
				332,012

UTILITIES (5.6%)
		Alliant Energy Corporation	3,770	196,681
		Ameren Corporation	3,220	262,494
		CMS Energy Corporation	3,330	189,977
		DTE Energy Company	1,750	196,192
		Xcel Energy, Inc.	5,020	326,852
				1,172,196

Total Common Stocks			(Cost $11,352,278)	18,732,538

REAL ESTATE INVESTMENT TRUSTS (REITS) (7.4%)
REAL ESTATE (7.4%)
		AvalonBay Communities, Inc.	1,105	193,508
		Digital Realty Trust, Inc.	1,330	133,332
		EastGroup Properties, Inc.	1,225	191,945
		Extra Space Storage, Inc.	2,100	372,624
		Prologis, Inc.	3,776	418,192
		SBA Communications Corp.	825	222,668
				1,532,269

Total REITs			(Cost $1,497,919)	1,532,269

Total Investments	97.6%		(Cost $12,850,197)	$20,264,807
Other Assets, Less	2.4%			505,692
Total Net Assets:	100.0%			$20,770,499

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

* Non-Income Producing Securities

^ Foreign Issued Securities

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these financial statements.

The following table summarizes the inputs used, as of October 31, 2022, in valuating the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks

Automobiles & Components	$209,909	$—	$—	$209,909
Banks	730,671	—	—	730,671
Capital Goods	2,111,218	—	—	2,111,218
Commercial & Professional Services	646,506	—	—	646,506
Consumer Durables & Apparel	465,155	—	—	465,155
Consumer Services	875,356	—	—	875,356
Diversified Financials	906,244	—	—	906,244
Energy	1,139,553	—	—	1,139,553
Food, Beverage & Tobacco	453,663	—	—	453,663
Health Care Equipment & Services	1,744,572	—	—	1,744,572
Household & Personal Products	318,018	—	—	318,018
Insurance	1,232,829	—	—	1,232,829
Materials	1,426,494	—	—	1,426,494
Pharmaceuticals, Biotechnology & Life Sciences	698,498	—	—	698,498
Retailing	807,938	—	—	807,938
Semiconductors & Semiconductor Equipment	601,486	—	—	601,486
Software & Services	1,771,238	—	—	1,771,238
Technology Hardware & Equipment	1,088,982	—	—	1,088,982
Transportation	332,012	—	—	332,012
Utilities	1,172,196	—	—	1,172,196
Total Common Stocks	$18,732,538	$—	$—	$18,732,538
REITS

Real Estate	$1,532,269	$—	$—	$1,532,269
Total REITS	$1,532,269	$—	$—	$1,532,269

Total Investments	$20,264,807	$—	$—	$20,264,807

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

There were no transfers into or out of Level 3 during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements.

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2022

	International Fund	American Opportunities Fund
ASSETS:
Investments in securities at market value[1,2]	$58,132,187	$20,264,807
Cash	381,720	750,586
Foreign currency[3]	6,311	—
Receivables:
Dividends	119,326	3,185
Reclaims	284,626	2,170
Fund shares sold	144,236	—
Prepaid expenses and other assets	50,214	6,518
Total assets	59,188,620	21,027,266
LIABILITIES:
Investment Payable	—	206,371
Management and administrative fees payable (Note 4)	—	1,403
Business management fees payable (Note 4)	1,696	586
Trustee fees payable	19,028	5,102
Payable for Fund shares redeemed	475,109	—
Collateral on loaned securities (See Note 1)[2,4]	1,404,166	—
Accrued fund accounting and fund administration fees	32,991	6,162
Accrued custody fees	20,767	1,773
Accrued printing and mailing expenses	24,521	5,873
Accrued professional fees	40,641	23,234
Accrued shareholder servicing fees	23,913	6,158
Accrued expenses and other liabilities	3,620	105
Total liabilities	2,046,452	256,767
Net Assets	$57,072,168	$20,770,499
NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	$59,719,149	$12,276,928
Total distributable earnings (deficit)	$(2,646,981)	$8,493,571
Net assets	$57,072,168	$20,770,499

The accompanying notes are an integral part of these financial statements.

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2022

	International Fund	American Opportunities Fund
INVESTOR CLASS SHARES
Net assets	$12,359,389	$20,770,499
Shares outstanding[5]	1,068,970	1,297,526
Net asset value and offering price per share	$11.56	$16.01
CLASS I SHARES
Net assets	$44,712,779
Shares outstanding[5]	3,860,336
Net asset value and offering price per share	$11.58

1 Cost Basis of Investments:

International Fund: $63,159,147 including

Securities lending collateral of $1,404,166

American Opportunities Fund: $12,850,197

2 Value of securities out on loan at 10/31/2022:

International Fund: $3,471,582

3 Cost Basis of Cash denominated in foreign currencies:

International Fund: $6,342

4 Non-cash collateral from securities on loan:

International Fund: $2,145,915

5 There are an unlimited number of $.01 par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

THOMAS WHITE FUNDS

Statements of Operations

Year Ended October 31, 2022

	International Fund	American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends[1]	$2,771,380	$326,664
Securities lending income (Note 1)	21,504	—
Total investment income	2,792,884	326,664
Expenses (Note 1(B)):
Investment management fees (Note 4)	655,731	182,716
Business management fees (Note 4)	27,001	7,524
Fund accounting and fund administration fees	99,987	34,112
Custodian fees	46,686	5,292
Shareholder servicing fees	73,496	18,826
Trustees' fees and expenses	38,028	10,102
Professional fees	161,986	54,342
Registration fees	38,267	21,916
Printing and mailing expenses	32,090	7,491
Administrative service fee (Note 4)	34,195	11,345
Other expenses	86,676	19,566
Total expenses	1,294,143	373,232
Reimbursement from Advisor (Note 4)	(484,073)	(84,327)
Net expenses	810,070	288,905
Net investment income	1,982,814	37,759
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments and foreign currency translation	795,350	1,039,654
Net change in unrealized depreciation on
investments and foreign currency transactions	(30,093,546)	(3,274,489)
Net realized and unrealized loss	(29,298,196)	(2,234,835)
Net decrease in net assets resulting from operations	$(27,315,382)	$(2,197,076)

1 Net of issuance fees and/or foreign tax withheld of:

International Fund: $942,294

American Opportunities: $135

The accompanying notes are an integral part of these financial statements.

THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	International Fund
	Year Ended October 31,
	2022	2021
Change in net assets from operations:
Net investment income	$1,982,814	$1,016,915
Net realized gain on investments and foreign currency translation	795,350	11,625,622
Net changed in unrealized appreciation (depreciation) on investments and foreign
currency translation	(30,093,546)	8,276,792
Net increase (decrease) in net assets resulting from operations	(27,315,382)	20,919,329
Distributions:
Distributable earnings - Investor Class	(2,071,490)	—
Distributable earnings - Class I	(7,628,905)	—
Total distributions	(9,700,395)	—
Fund share transactions (Note 3)	2,077,638	(4,441,015)
Total increase (decrease) in net assets	(34,938,139)	16,478,314
Net assets:
Beginning of period	92,010,307	75,531,993
End of period	$57,072,168	$92,010,307

The accompanying notes are an integral part of these financial statements.

THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	American Opportunities Fund
	Year Ended October 31,
	2022	2021
Change in net assets from operations:
Net investment income (loss)	$37,759	$(35,523)
Net realized gain on investments	1,039,654	1,473,795
Net change in unrealized appreciation (depreciation) on investments	(3,274,489)	6,387,355
Net increase (decrease) in net assets resulting from operations	(2,197,076)	7,825,627
Total distributions from distributable earnings	(1,450,749)	—
Fund share transactions (Note 3)	(823,289)	562,942
Total increase (decrease) in net assets	(4,471,114)	8,388,569
Net assets:
Beginning of period	25,241,613	16,853,044
End of period	$20,770,499	$25,241,613

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Investor Class
	Year Ended October 31,

	2022	2021	2020	2019	2018
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$18.51	$14.47	$14.80	$13.86	$17.88
Income from investment operations:
Net investment income[1]	0.34	0.16	0.10	0.32	0.25
Net realized and unrealized gains/(losses)	(5.31)	3.88	(0.22)	1.15	(2.44)
Total from investment operations	(4.97)	4.04	(0.12)	1.47	(2.19)

Distributions:
From net investment income	(0.27)	—	(0.21)	(0.23)	(0.29)
From net realized gains	(1.71)	—	—	(0.30)	(1.54)
Total Distributions	(1.98)	—	(0.21)	(0.53)	(1.83)
Change in net asset value for the year	(6.95)	4.04	(0.33)	0.94	(4.02)
Net asset value, end of year	$11.56	$18.51	$14.47	$14.80	$13.86

Total Return	(29.82)%	27.92%	(0.86)%	10.59%	(12.01)%
Ratios/supplemental data
Net assets, end of period ($000)	$12,359	$20,300	$17,983	$26,331	$29,473
Ratio to average net assets:
Expenses (net of reimbursement)	1.24%	1.24%	1.24%	1.24%	1.24%
Expenses (prior to reimbursement)	1.83%	1.63%	1.63%	1.63%	1.34%
Net investment income (net of reimbursement)	2.36%	0.92%	0.71%	2.17%	1.32%
Net investment income (prior to reimbursement)	1.77%	0.53%	0.32%	1.78%	1.22%
Portfolio turnover rate[2]	51%	49%	24%	43%	38%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$18.50	$14.43	$14.75	$13.81	$17.79
Income from investment operations:
Net investment income[1]	0.37	0.21	0.13	0.35	0.27
Net realized and unrealized gains/(losses)	(5.31)	3.86	(0.20)	1.16	(2.42)
Total from investment operations	(4.94)	4.07	(0.07)	1.51	(2.15)

Distributions:
From net investment income	(0.27)	—	(0.25)	(0.27)	(0.29)
From net realized gains	(1.71)	—	—	(0.30)	(1.54)
Total Distributions	(1.98)	—	(0.25)	(0.57)	(1.83)
Change in net asset value for the year	(6.92)	4.07	(0.32)	0.94	(3.98)
Net asset value, end of year	$11.58	$18.50	$14.43	$14.75	$13.81

Total Return	(29.66)%	28.21%	(0.54)%	10.90%	(11.80)%
Ratios/supplemental data
Net assets, end of period ($000)	$44,713	$71,710	$57,549	$92,785	$181,179
Ratio to average net assets:
Expenses (net of reimbursement)	0.99%	0.99%	0.99%	0.99%	0.99%
Expenses (prior to reimbursement)	1.63%	1.44%	1.49%	1.40%	1.18%
Net investment income (net of reimbursement)	2.63%	1.19%	0.88%	2.42%	1.53%
Net investment income (prior to reimbursement)	1.99%	0.74%	0.38%	2.01%	1.34%
Portfolio turnover rate[2]	51%	49%	24%	43%	38%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Thomas White American Opportunities Fund - Investor Class
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$18.93	$12.95	$17.46	$15.81	$16.49
Income from investment operations:
Net investment income[1]	0.03	(0.03)	0.03	0.04	0.06
Net realized and unrealized gains/(losses)	(1.72)	6.01	(0.44)	2.08	—
Total from investment operations	(1.69)	5.98	(0.41)	2.12	0.06

Distributions:
From net investment income	—	—	(0.03)	(0.03)	(0.05)
From net realized gains	(1.23)	—	(4.07)	(0.44)	(0.69)
Total Distributions	(1.23)	—	(4.10)	(0.47)	(0.74)
Change in net asset value for the year	(2.92)	5.98	(4.51)	1.65	(0.68)
Net asset value, end of year	$16.01	$18.93	$12.95	$17.46	$15.81

Total Return	(9.69)%	46.18%	(2.87)%	13.37%	0.50%
Ratios/supplemental data
Net assets, end of year ($000)	$20,770	$25,242	$16,853	$45,766	$40,969
Ratio to average net assets:
Expenses (net of reimbursement/recoupment)	1.34%	1.34%	1.34%	1.34%	1.34%
Expenses (prior to reimbursement/recoupment)	1.74%	1.62%	1.71%	1.55%	1.43%
Net investment income (net of reimbursement/recoupment)	0.18%	(0.16)%	0.19%	0.23%	0.31%
Net investment income/(loss) (prior to reimbursement/recoupment)	(0.22)%	(0.44)%	(0.18)%	0.02%	0.22%
Portfolio turnover rate	12%	14%	31%	20%	21%

(1) Net investment income per share represents net investment income divided by shares outstanding throughout the year.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements Year Ended October 31, 2022

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has two series of shares (collectively referred to as the “Funds,” and each a “Fund”) - the Thomas White International Fund (the “International Fund”), which commenced operations with the sale of Investor Class shares on June 28, 1994 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations with the sale of Investor Class shares on March 4, 1999. Class A and Class C shares of the International Fund closed on February 28, 2017 and, effective at the close of business on that date, the outstanding Class A and Class C shares of those Funds were converted to Class I shares, as applicable. The investment objective of each Fund is to seek long-term capital growth. The International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies.

The following is a summary of significant accounting policies followed in the preparation of the Trust’s financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. NASDAQ National Market securities are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and ask price. Securities for which market quotations are not readily available are valued at fair value under the Valuation Procedures. As of October 31, 2022, all securities within each Fund’s portfolio were valued at the last reported sales price on the principal exchange on which the securities are traded and, for the International Fund, adjusted by a fair value factor when necessary and as further described below. An independent statistical fair value pricing service has been retained to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of a Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

(B) MULTI-CLASS OPERATIONS AND ALLOCATIONS

Expenses of the International Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently include administration fees, administrative services fees, printing expenses, registration fees and transfer agent fees, are recorded to the specific class.

For the year ended October 31, 2022, the multi-class fund expenses per class are as follows:

THOMAS WHITE FUNDS

Year Ended October 31, 2022

Note 1(B) & Financial Highlights support

For the year ended October 31, 2022, the multi-class fund expenses per class are as follows:

International Fund
	Investor Class	Class I	Total
Total investment income	$623,603	$2,169,281	$2,792,884

Expenses:
Investment management fees (Note 4)	$147,058	$508,673	$655,731
Business management fees (Note 4)	6,055	20,946	27,001
Fund accounting and fund administration fees	22,415	77,572	99,987
Custodian fees	10,477	36,209	46,686
Shareholder servicing fees	16,489	57,007	73,496
Trustees' fees and expenses	8,531	29,497	38,028
Professional fees	36,302	125,684	161,986
Registration fees	8,585	29,682	38,267
Printing and mailing expenses	7,190	24,900	32,090
Administrative service fee (Note 4)	34,195	—	34,195
Other expenses	19,429	67,247	86,676
Total expenses	316,726	977,417	1,294,143
Reimbursement of management fees	(101,432)	(350,875)	(452,307)
Reimbursement of class specific expenses	—	(31,766)	(31,766)
Reimbursement from Advisor	(101,432)	(382,641)	(484,073)
Net expenses	$215,294	$594,776	$810,070
Net investment income	$408,309	$1,574,505	$1,982,814

Notes to Financial Statements Year Ended October 31, 2022

Income, realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class within the Fund.

(C) MARKET RISK

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and securities of the U.S. Government.

(D) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency translation include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translation includes changes in the value of assets and liabilities resulting from exchange rates.

(E) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

All open tax years and major jurisdictions have been reviewed for the Funds and, based on this review, there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2022, open Federal tax years include the tax years ended October 31, 2019 through 2022. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds accrue for such material foreign taxes on net realized and unrealized gains at the appropriate rate for each country. Based on rates ranging from approximately 10% to 15%, there were no material accruals at period end.

The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on the redemption of shares, as part of the dividends paid deduction for income tax purposes.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(I) SECURITIES LENDING

The International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

When the Fund lends securities it receives cash, cash equivalents, or other securities as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for the Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash, cash equivalents, or other securities received as collateral is invested by the securities lending agent, Northern Trust, in accordance with pre-established guidelines as set forth in the securities lending agreement. The cash collateral would be invested in the Northern Institutional Liquid Asset Portfolio (an open-end regulated investment company) and would be shown on the investment portfolio for the International Fund. The cash collateral, if any, is reflected in the Fund’s Statement of Assets and Liabilities in the line item labeled “Investments in securities at market value”. Non-cash collateral is not shown in the Fund’s investment portfolio nor disclosed in the Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as securities lending income. The value of loaned securities and related collateral outstanding at October 31, 2022 are as follows:

Fund	Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
International Fund	$3,471,582	$1,404,166	$2,145,915	$3,550,081

* The Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

The International Fund has earned income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Fund	Net Income Earned
International Fund	$21,504

The Fund adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity. There were no such obligations at October 31, 2022.

(J) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The redemption fees were included in net capital paid (Note 3).

(K) REAL ESTATE INVESTMENT TRUSTS

The Funds have made certain investments in real estate investment trusts (“REITs”), which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the distributions received by the shareholders of the Funds may also be designated as a return of capital.

NOTE 2. SIGNIFICANT SHAREHOLDERS (Unaudited)

The following table indicates the number of shareholders who held a significant portion (greater than 5%) of the shares of each Class’s outstanding shares as of October 31, 2022. Investment activities of these shareholders could have a material effect on each Fund.

Fund	Share Class	Number of Shareholders	Aggregate % Held of Class
International Fund	Investor Class	4	69.7%
International Fund	Class I	4	87.4%
American Opportunities Fund	Investor Class	4	89.5%

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of October 31, 2022, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Year Ended October 31, 2022			Year Ended October 31, 2021
	Investor Class			Investor Class
	Shares	Amount		Shares	Amount
Shares sold	373,369	$5,561,311		40,685	$729,980
Shares issued on reinvestment of dividends & distributions	109,824	1,758,277		—	—
Shares redeemed	(510,652)	(6,880,438)	^	(186,903)	(3,336,187)	^^
Net decrease	(27,459)	$439,150		(146,218)	$(2,606,207)
Shares outstanding:
Beginning of year	1,096,429			1,242,647
End of year	1,068,970			1,096,429

^Net redemption fees of $626.

^^Net redemption fees of $13.

	Year Ended October 31, 2022			Year Ended October 31, 2021
	Class I			Class I
	Shares	Amount		Shares	Amount
Shares sold	1,116,684	$16,030,217		405,820	$7,299,963
Shares issued on reinvestment of dividends & distributions	274,559	4,392,937		—	—
Shares redeemed	(1,406,613)	(18,784,666)	^	(519,498)	(9,134,771)	^^
Net decrease	(15,371)	$1,638,488		(113,678)	$(1,834,808)
Shares outstanding:
Beginning of year	3,875,707			3,989,385
End of year	3,860,336			3,875,707

Total net increase / (decrease)		$2,077,638			$(4,441,015)

^Net redemption fees of $2,062.

^^Net redemption fees of $46.

American Opportunities Fund
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	64,758	$1,131,109	45,121	$767,454
Shares issued on reinvestment of dividends & distributions	68,851	1,244,522	—	—
Shares redeemed	(169,762)	(3,198,920)	(12,758)	(204,512)
Total net increase (decrease)	(36,153)	$(823,289)	32,363	$562,942
Shares outstanding:
Beginning of year	1,333,679		1,301,316
End of year	1,297,526		1,333,679

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 0.85% of the Fund’s average daily net assets annually. For the year ended October 31, 2022, the International Fund and American Opportunities Fund paid the Advisor $655,731 and $182,716 respectively, in investment management fees.

During the year ended October 31, 2022, the Advisor has contractually agreed to reimburse its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

	Investor Class	Class I
International Fund	1.24%	0.99%
American Opportunities Fund	1.34%	n/a

The fee deferral/expense reimbursement agreement expires February 28, 2023.

The Advisor may recoup any previously waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed either (i) the current expense limitation or (ii) the expense limitation in effect at the time the expense is waived, provided the reimbursement is made within three years after the year in which the Advisor incurred the expense. For the year ended October 31, 2022, the Advisor did not recoup any previously waived expenses.

As of October 31, 2022, the Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

Year Incurred Expiration	10/31/2020 10/31/2023	10/31/2021 10/31/2024	10/31/2022 10/31/2025	Remaining Recoverable Amount
International Fund - Investor Class	$89,672	$80,006	$101,432	$271,110
International Fund - Class I	339,928	313,509	382,641	1,036,078
Total Fund	$429,600	$393,515	$484,073	$1,307,188

American Opportunities Fund - Investor Class	$90,817	$61,292	$84,327	$236,436
Total Fund	$90,817	$61,292	$84,327	$236,436

The Funds and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), are parties to a Fund Administration Servicing Agreement. Fund Services provides administrative and fund accounting services pursuant to this agreement.

The Advisor and the Funds have adopted a Business Management Agreement under which the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of Trustees of the Trust, as well as either providing the Trust with or procuring for the Trust the services of a Chief Compliance Officer in accordance with Rule 38a-1 of the 1940 Act. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets, accrued on a daily basis and paid to the Advisor on a monthly basis. For the year ended October 31, 2022, for the services provided under the Business Management Agreement, the International Fund and American Opportunities Fund paid the Advisor $27,001 and $7,524, respectively.

The Funds have adopted an Administrative Services Plan (the “Plan”) pursuant to which the Investor Class shares are authorized to make payments to the Advisor, for providing or for arranging for the provision of non-distribution, shareholder-related administrative services provided by the Advisor or by securities broker-dealers and other securities professionals, with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Plan, Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan. For the year ended October 31, 2022, fees incurred by the International Fund, and American Opportunities Fund pursuant to the Administrative Services Plan were $34,195 and $11,345, respectively, for the Investor Class.

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund. U.S. Bank, N.A. (“U.S. Bank”) is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - Fund Services serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, Fund Services is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 6. INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended October 31, 2022, the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$38,285,410	$42,142,688
American Opportunities Fund	$2,534,232	$4,719,018

The American Opportunities Fund did not purchase or sell long-term U.S. Government securities during the year ended October 31, 2022. The International Fund did not directly purchase or sell long term U.S. Government securities, except for purposes of securities lending during the year ended October 31, 2022.

At October 31, 2022, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

				Net Unrealized
Fund		Unrealized	Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
International Fund	$63,159,147	$5,321,120	$(10,348,080)	$(5,026,960)
American Opportunities Fund	$12,846,669	$7,787,409	$(369,271)	$7,418,138

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2022, the Funds’ tax year-end.

As of October 31, 2022, the following table shows the reclassifications made:

	Distributable	Paid-In
Fund	Earnings	Capital
International Fund	$----	$----
American Opportunities Fund	$3,042	$(3,042)

At October 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

			Net
	Undistributed	Undistributed	Unrealized	Other	Total
Fund	Ordinary	Long-term	Appreciation	Accumulated	Distributable
	Income	Gains	(Depreciation)	Gains (Losses)	Earnings (Deficit)
International Fund	$ 1,836,427	$577,656	$(5,061,064)	$-------	$(2,646,981)
American Opportunities Fund	$23,508	$1,051,925	$7,418,138	$-------	$8,493,571

As of October 31, 2022, the Funds had no tax basis capital loss losses to offset future capital gains.

During the year ended October 31, 2021, the Funds did not pay any distributions.

The tax character of distributions paid during the period shown below was as follows:    Year Ended October 31, 2022

Year Ended October 31, 2022
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions
International Fund	$1,304,094	$8,396,301	$9,700,395
American Opportunities Fund	$--------	$1,450,749	$1,450,749

NOTE 7. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 8. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 21, 2022, the Board of Trustees approved the liquidation and termination of each of the International Fund and American Opportunities Fund, effective on or about December 28, 2022.

To meet their excise requirements, the Funds declared an additional dividend with a record date of December 20, 2022 and a payable date of December 21, 2022 as follows:

Fund			Long Term
	Share Class	Income	Capital Gains
International Fund	Investor Class	.43569395	.74434
International Fund	Class I	.43569394	.74434
American Opportunities Fund	Investor Class	.01922090	7.30582

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of and

The Board of Trustees of

Lord Asset Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Thomas White International Fund and Thomas White American Opportunities Fund (the “Funds”), each a series of Lord Asset Management Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2014.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 28, 2022

Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2022 as follows:

Fund		Foreign Dividend	Foreign Taxes	Foreign Taxes Paid
	Share Class	Income	Paid	per share
International Fund	Investor Class	$803,834	$203,057	$0.1902
International Fund	Class I	$2,908,044	$734,603	$0.1902

QUALIFIED DIVIDEND INCOME

For the fiscal year ended October 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends received from ordinary income designated as qualified dividend income was as follows:

International Fund	0.00%
American Opportunities Fund	0.00%

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2022 was as follows:

International Fund	0.00%
American Opportunities Fund	0.00%

ORDINARY INCOME DIVIDEND AND FOREIGN TAX CREDIT

The International Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or an itemized deduction for each share owned on the record date in computing their tax liability. It is generally more advantageous to claim a credit than a deduction.

			Foreign Tax
Fund		Foreign Tax	Credit/Deduction
	Share Class	Credit/Deduction	per share
International Fund	Investor Class	$200,769	$0.1881
International Fund	Class I	$726,324	$0.1881

THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2022 through October 31, 2022 for the Funds’ Investor Class and Class I, as applicable.

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees. Therefore, the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

THOMAS WHITE FUNDS

				Actual	Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio*	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period	Ending Account Value October 31, 2022	Expenses Paid During Period
International Fund
Investor Class Shares	1.24%	$1,000.00	$861.40	$5.82	$1,018.95	$6.31
Class I Shares	0.99%	$1,000.00	$862.20	$4.65	$1,020.21	$5.04
American Opportunities Fund
Investor Class	1.34%	$1,000.00	$981.60	$6.69	$1,018.45	$6.82
*	Expenses for the International and American Opportunities Funds’ annualized expense ratio (after waiver and reimbursement), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Additionally, you may obtain copies of Forms from the Funds upon request by calling 1-800-811-0535 or by visiting the Funds’ website at www.thomaswhitefunds.com/fund-reports-and-literature.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

Lord Asset Management Trust

Statement Regarding Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk, i.e., the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund (the “Program”). The Program is overseen by Thomas White International, Ltd. (the “Program Administrator”), the Funds’ investment adviser, through the Program Administrator’s Liquidity Risk Committee. The Funds’ Board of Trustees (“Board”) has approved the designation of the Program Administrator to oversee the Program. The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to timely meet its redemption obligations. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the Program Administrator’s assessment of their relative liquidity under current market conditions. At a meeting of the Board held on June 10, 2022, the Program Administrator provided a written report to the Board addressing the operation, adequacy and effectiveness of implementation of the Program for the period from April 1, 2021 through March 31, 2022. During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator determined, and reported to the Board, that the Program had been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ Prospectus or Statement of Additional Information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

LORD ASSET MANAGEMENT TRUST

Approval of Investment Advisory Agreements

At a meeting of the Board of Trustees (the “Board”) of Lord Asset Management Trust (the “Trust”) held on June 10, 2022, the Board considered and reviewed the Investment Advisory Agreements (the “Agreements”) between the Trust, on behalf of the Thomas White American Opportunities Fund (the “American Opportunities Fund”) and the Thomas White International Fund (the “International Fund”) (together the “Funds,” and each a “Fund”), and Thomas White International, Ltd. (“TWI” or the “Advisor”), to consider continuation of the Agreements for an additional one-year period, beginning July 1, 2022.

In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board annually considers the continuation of each of the Agreements with the Advisor. Accordingly, the Board members who are not “interested persons” of the Trust as defined by the 1940 Act (the “Independent Trustees”) evaluated such information as they determined necessary to allow them to consider the continuation of the Agreements, and reviewed a memorandum from legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory agreements and the factors they should consider in evaluating continuation. Among the information considered were materials prepared by the Advisor to assist the Board in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition of the Advisor, and compliance and regulatory matters. The Board also considered the information provided by the Advisor for the Board’s February 22, 2022 meeting regarding the Board’s consideration and approval of the continuation of the Agreements at that meeting. The Board also considered the information that they had received throughout the year from the Advisor as part of their quarterly meetings.

The Independent Trustees and legal counsel met separately from the “interested” trustee, Trust officers and TWI employees to consider the renewal of the Agreements. Following their consideration and review of the Agreements, the Board determined that given the totality of the information provided with respect to each Agreement, the Board had received sufficient information to approve continuation of the Agreement with respect to each Fund. Accordingly, the Board, including the Independent Trustees, unanimously approved the continuation of the Agreements. In considering the continuation of the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

•	The nature, extent and quality of the advisory services provided. The Board concluded that TWI is capable of providing high quality services for each Fund, as indicated by the nature and quality of services provided in the past, TWI’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of the Funds’ portfolio managers, TWI’s investment and management oversight processes, and the overall long-term investment performance of the Funds.

•	The investment performance of the Funds. The Board noted that it reviews information on the short-term and longer-term total return of the Funds in connection with each quarterly Board meeting. The Board also took into consideration the fact that TWI focuses on long-term performance results in managing the Funds and the Funds may have periods of underperformance.

The American Opportunities Fund. With respect to the American Opportunities Fund, the Board reviewed performance information provided by the Advisor comparing the performance of the Fund to a peer group of funds included in the Morningstar Mid-Cap Blend category, the Fund’s primary benchmark index (Russell Midcap® Index) and the Fund’s secondary benchmark index (Russell Midcap® Value Index) for various periods ended April 30, 2022. The Board considered the Fund’s performance relative to the peer group funds and benchmark indices. The Board noted that the Fund outperformed the average return of the peer group funds for the one-, five- and ten-year periods, and underperformed the average return of the peer group funds for the three-year period. The Board also noted that the Fund outperformed relative to the Russell Midcap Index for the one-year period and underperformed for the three-, five- and ten-year periods and that the Fund outperformed the Russell Midcap Value Index for the five-year period and underperformed for the one-, three- and ten-year periods. The Board considered the factors that contributed to performance and they took into consideration the Advisor’s management approach that it employs with respect to the Fund.

The International Fund. With respect to the International Fund, the Board reviewed performance information provided by the Advisor comparing the performance of each class of the Fund to a peer group of funds included in the Morningstar Foreign Large Blend category and the Fund’s benchmark index (MSCI AC World ex US Index) for various periods ended April 30, 2022. The Board considered that the Class I and Investor Class shares of the Fund underperformed the benchmark index for all periods reviewed and underperformed the average return of the peer group funds for all periods reviewed. The Board reviewed with the representatives of the Advisor the factors that have contributed to performance and they took into consideration the Advisor’s management approach that it employs with respect to the Fund.

On the basis of the Board’s assessment of the nature, extent and quality of advisory services provided by TWI, the Board concluded that the services provided by TWI were satisfactory.

•	The cost of advisory services provided and the level of profitability. The Board reviewed expense data using information from Morningstar, Inc. including information regarding operating expense limits for the Funds, and concluded that the advisory fees were fair and reasonable for each Fund. The Board noted TWI’s contractual commitment for the benefit of Fund shareholders to waive fees and/or reimburse certain Fund expenses to limit the operating expenses of each of the classes of shares of the Fund, subject to applicable recoupment provisions (“Expense Limitation Agreements”). The Board noted that the Advisor does not currently advise other accounts that are comparable to either Fund. The Board also considered TWI’s most recent profitability analysis with respect to the Funds and that TWI is committed to using its own resources to help grow the Funds. The Board also took into consideration the nature and extent of other expenses that are borne directly by TWI from its own financial resources in order to help to market and promote the Funds. The Board considered the profitability of TWI both before and after the impact of the marketing related expenses that TWI incurs out of its own resources in connection with its management of the Funds.

•	The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. The Board considered the current assets in the Funds and TWI’s Expense Limitation Agreements to limit the Funds’ total annual operating expenses by waiving fees and/or reimbursing certain Fund expenses. The Board noted that it has the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to TWI.

•	Benefits to TWI from its relationship with the Funds (and any corresponding benefits to the Funds). The Board considered other benefits derived by TWI from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track records in advertising materials. In addition, the Board considered TWI’s provision of business management services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the cost of an outside service provider, which the Board determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations. In considering information regarding the business management fees payable by the Funds to TWI under the terms of the Business Management Agreement, the Board considered various factors, including the amount of the fees and the services provided by the Advisor in connection with the Business Management Agreement and also considered the Expense Limitation Agreements pursuant to which the Advisor waives fee and/or reimburses certain Fund expenses. In considering the nature and extent of these non-advisory business management services that are provided to the Funds by the Advisor, the Board considered information provided by the Advisor as to: (i) whether the Business Management Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Business Management Agreement are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

•	Other Considerations. In approving the Agreements, the Board determined that TWI has made a substantial commitment to the recruitment and retention of high-quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds. The Board also considered that TWI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial professional and financial commitment, including the Expense Limitation Agreements.

Based upon its consideration and review of these factors and other matters deemed relevant by the Board, the Board, including a majority of the Independent Trustees, concluded that the terms of the Agreements are fair and reasonable in light of the services provided and the Board therefore voted to renew the Agreements for an additional one-year period, beginning July 1, 2022.

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2022

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee & Officers who are not Trustees:

Douglas M. Jackman 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 55	Trustee, President	4 Years	President of Thomas White International, Ltd. (since 1995)	2	None

David M. Sullivan II 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 50	Vice President and Treasurer	22 years	Treasurer of the Thomas White Funds; Executive Vice President of Thomas White International, Ltd.	N/A	N/A

J. Ryan Conner 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 42	Secretary and Chief Compliance Officer	11 years	Senior Vice President of Thomas White International, Ltd.	N/A	N/A

Independent Trustees:

Arthur J. Fiocco, Jr. 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 65	Trustee	7 Years	Vice President of Operations of Baxter International, Inc. (medical products) (since 2016, prior to which he was a Director (since 2015)).	2	None

Geri Sands Hansen 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 61	Trustee	4 Years	Retired; Co-Founder and Chief Investment Officer of Attucks Asset Management, LLC (2001-2015).	2	None

Elizabeth G. Montgomery 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 78	Trustee	21 years	Retired; former President, Graham Group (management consulting).	2	None

Robert W. Thomas 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 78	Trustee	16 years	Retired; former President of Thomas Laboratories, Inc. (pharmaceutical company).	2	None

John N. Venson 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 75	Trustee	28 years	Retired; former Dean of the California School of Podiatric Medicine (2008-2017); Doctor of Podiatric Medicine.	2	None

William H. Woolverton 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 71	Trustee, Chairman	7 years	Private investor and Investment Management consultant (since 2019); Managing Director of DMS Governance Ltd. (fund governance) (2016-2019).	2	None

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees and is available upon request without charge by calling 1-800-811-0535.

Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law.

Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	Maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	Maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

V. Limiting the Information We Can Share

Please call us at (312) 663-8300 or email us at info@thomaswhite.com if you would like us to limit:

•	The sharing of information about your creditworthiness to our affiliates for their everyday business purposes;

•	Our affiliates using your information to market to you; or

•	The sharing of your information to non-affiliates to market to you.

* As defined in Regulation S-P

OFFICERS AND TRUSTEES

William H. Woolverton

Chairman of the Board

Arthur J. Fiocco, Jr.

Trustee

Geri Sands Hansen

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman

President and Trustee

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISOR

Thomas White International, Ltd.

425 S Financial Place, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Vedder Price P.C.

Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Philadelphia, Pennsylvania

ADMINISTRATOR and TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer.  The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith. The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Registrant at 1-800-811-0535.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an Audit Committee financial expert serving on its Audit Committee. At this time, the Registrant believes that the experience provided by each member of the Audit Committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” were not provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2022	FYE 10/31/2021
Audit Fees	$29,000	$29,000
Audit-Related Fees	-	-
Tax Fees	$5,000	$5,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2022	FYE 10/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

There were no non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a of a date within 90 days prior to the filing date (the “Filing Date”) of this form N-CSR (the “Report”), the Registrant’s President and Treasurer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s President and Treasurer, as appropriate, to allow timely decisions regarding required disclosures.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of ethics. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company of 1940 sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LORD ASSET MANAGEMENT TRUST

By (Signature and Title)*  /s/ Douglas M. Jackman
Douglas M. Jackman
President (Principal Executive Officer)

Date                   01/04/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Douglas M. Jackman
Douglas M. Jackman
President (Principal Executive Officer)

Date              01/04/2023

By (Signature and Title)* /s/ David M. Sullivan II
  David M. Sullivan II
  Treasurer (Principal Financial Officer)

Date              01/04/2023